UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) (February 24, 2005)

ChromaVision Medical Systems, Inc
(Exact name of registrant as specified in its charter)

Delaware	000-22677	75-2649072
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33171 Paseo Cerveza, San Juan Capistrano, CA		92675
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (949) 443-3355

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  Results of Operations and Financial Conditions

On February 24, 2005, ChromaVision Medical Systems, Inc. (“ChromaVision”) issued a press release regarding ChromaVision’s results of operations for the quarter and year ended December 31, 2004.  A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in the Form 8-K and the Exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 7.01.  Regulation FD Disclosure.

The information disclosed under Item 2.02, “Results of Operations and Financial Condition,” below also is intended to be disclosed under this Item 7.01 and is incorporated herein by reference.

ITEM 9.01               Financial Statements and Exhibits

(c)                                                          Exhibit 99.1 – Press release and financial information issued by the Company dated February 24, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ChromaVision Medical Systems, Inc.

Date: February 25, 2005	By:	/s/ STEPHEN T.D. DIXON
	Name:	Stephen T.D. Dixon
	Title:	Executive Vice President and Chief Financial Officer